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                                                                    Exhibit 10.2


                     AMERICAN SAFETY INSURANCE GROUP, LTD.
                       1998 INCENTIVE STOCK OPTION PLAN


     1. Purpose

     The purpose of the 1998 Incentive Stock Option Plan (the "Plan") is to enable American Safety Insurance Group, Ltd. (the "Company") to attract and retain officers, employees, consultants and advisors to contribute to the Company's growth and enhancement of shareholder value, and to encourage such persons to participate in the long-term development of the Company through ownership of common shares ("Common Shares") of the Company. Unless otherwise indicated by the context herein, references to the "Company" includes the Company and its subsidiaries.

     The purpose of the Plan is to be carried out through the granting of incentive stock options ("Incentive Options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options"). Incentive Options and Nonqualified Options shall be referred to herein collectively as "Options."

     2. Administration of the Plan

        (a) Appointment of Committee. The Plan shall be administered by a compensation committee (the "Committee") appointed by the Board of Directors of the Company (the "Board of Directors") and comprised solely of members of the Board of Directors. The Committee shall include only "non-employee directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule. The Board of Directors shall designate a member of the Committee to act as Chairman of the Committee, and the Board of Directors may remove any member of the Committee at any time and appoint any director to fill any vacancy on the Committee.

        (b) Committee Meetings. The Committee shall hold its meetings at such times and places as specified by the Chairman of the Committee. A majority of the Committee shall constitute a quorum. All actions of the Committee shall be taken by vote of a majority of the members of the Committee at a meeting duly called by its Chairman; provided, however, any action taken by written consent, signed by a majority of the members of the Committee, shall be as effective as an action taken by the Committee at a meeting duly called and held.
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        (c) Committee Powers. Subject to the provisions of the Plan, the
Committee shall have full and final authority, in its discretion, to take any action with respect to the Plan including, without limitation, the following:
(i) to determine the individuals to receive Options, the nature of each Option as an Incentive Option or a Nonqualified Option, the times when Options shall be granted, the number of shares to be subject to each Option, the Option price, the Option period, the time or times when each Option shall be exercisable and the other terms, conditions, restrictions and limitations of an Option; (ii) to prescribe the form or forms of the agreements evidencing any Options granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, the rules and regulations, and the agreements evidencing Options granted under the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, the Committee shall have complete authority, in its discretion, to accelerate the date that any Option which is not otherwise exercisable shall become exercisable in whole or in part, without any obligation to accelerate such date with respect to any other Option granted to any person.

        (d) Other Matters. Notwithstanding Section 2(c) hereof, and subject to the terms of the Plan, the Committee may delegate to the Chief Executive Officer of the Company the authority to grant Options, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in Section 2(c) hereof with respect to Options that have been granted, to any individual who, at the time of such grant or other determination, (i) is not an officer or director of the Company subject to Section 16 of the Exchange Act and (ii) is otherwise eligible to participate in the Plan under Section 5 hereof.

     3. Effective Date

     Subject to the approval of the Plan by a majority of the outstanding Common Shares of the Company voted at the 1998 Annual Meeting of Shareholders, the Plan shall be effective as of January 29, 1998. Options may be granted under the Plan on and after the effective date, but not after January 29, 2008.

     4. Options; Shares of Stock Subject to the Plan

     Both Incentive Options and Nonqualified Options, as designated by the Committee, may be granted under the Plan. Subject to adjustment as provided in
Section 10 hereof, the total number of Common Shares that may be issued and sold pursuant to Options shall not exceed in the aggregate 750,000 Common Shares of authorized but unissued or reacquired Common Shares of the Company. The Company hereby

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reserves sufficient authorized Common Shares to provide for the exercise of
Options granted hereunder. Any Common Shares subject to an Option which, for any reason, expires or is terminated unexercised may again be subject to an Option granted under the Plan.

     5. Eligibility

     An Option may be granted by the Committee only to an individual (an "Optionee") who on the date the Option is granted is either (i) an officer or employee (collectively referred to as "employee") of the Company or a subsidiary or (ii) a consultant or advisor providing services to the Company or a subsidiary. Directors of the Company or a subsidiary who are otherwise eligible to participate in the Plan may be granted Options under the Plan. Furthermore, the Committee shall determine the eligibility of an individual based on the nature and extent of such individual's duties, responsibilities, personal capabilities, performance and potential, or any combination of such factors.

     6. Grant of Options; Option Price

        (a) Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Options to such eligible persons in such numbers, upon such terms and at such times as the Committee shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan. To the extent that a Option is designated as an Incentive Option but does not qualify as such, the Option (or portion thereof) shall be treated as a Nonqualified Option.

        (b) The price per Common Share at which an Option may be exercised (the "Option price") shall be established by the Committee at the time the Option is granted and shall be set forth in the terms of the agreement evidencing the grant of the Option; provided, that in the case of an Incentive Option, the Option price shall be equal to or greater than the fair market value per Common Share on the date the Option is granted. In addition, the following rules shall apply:

            (i) An Incentive Option shall be considered to be granted on the date that the Committee acts to grant the Option, or on any later date specified by the Committee as the date of grant of the Option. A Nonqualified Option shall be considered to be granted on the date the Committee acts to grant the Option, or any other date specified by the Committee as the date of grant of the Option.

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            (ii)  For purposes of the Plan, the fair market value of the Common
        Shares shall be determined in good faith by the Committee in accordance with the following provisions: (i) if the Common Shares are included in The Nasdaq National Market or listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price of the Common Shares as reported in The Nasdaq National Market or the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the Option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted for which closing price information is available; or (ii) if the shares of Common Shares are not listed or reported in any of the foregoing, then fair market value shall be determined by the Committee.

            (iii) In no event shall there first become exercisable by the Optionee in any one calendar year Incentive Options granted by the Company with respect to Common Shares having an aggregate fair market value (determined at the time an Option is granted) greater than $100,000.

     7. Option Period and Limitations on the Right to Exercise Options

        (a) The period during which an Option may be exercised (the "Option period") shall be determined by the Committee when the Option is granted and shall not extend more than ten years from the date on which the Option is granted. An Option shall be exercisable on such date or dates, during such period, for such number of shares, and subject to such conditions as shall be determined by the Committee and set forth in a Stock Option Agreement evidencing such Option, subject to the right of the Committee to accelerate the time an Options may be exercised or extend the period when an Option may be exercised, or both. Any Option or portion thereof not exercised before the expiration of the Option period shall terminate.

        (b) The Optionee, subject to the terms of the Option, may exercise in whole or in part the Option by giving written notice of at least ten days to the Secretary of the Company. Such notice shall specify the number of Common Shares to be purchased pursuant to the Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment may be made (a) in cash, (b) with the approval of the Committee, by

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delivery to the Company of Common Shares having an aggregate fair market value on the date of exercise, as determined by the Committee, equal to the Option price, or (c) a combination of (a) and (b). An Optionee is under no obligation to exercise an Option or any part thereof.

        (c) The Company shall undertake and follow all necessary procedures to make prompt delivery of the number of Common Shares which the Optionee elects to purchase upon exercise of an Option granted under the Plan. Such delivery, however, may be postponed, in the sole discretion of the Company, to enable the Company to comply with any applicable laws, regulations, procedures or listing requirements of any governmental agency, regulatory authority or stock exchange.

        (d) No Option granted to an Optionee who was an employee at the time of grant shall be exercised unless the Optionee is, at the time of exercise, an employee, and has been an employee continuously since the date the Option was granted, subject to the following:

            (i) An Option shall not be affected by any change in the terms, conditions or status of the Optionee's employment, provided that the Optionee continues to be an employee of the Company or a subsidiary.

            (ii) The employment relationship of an Optionee shall be treated as continuing intact for any period that the Optionee is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the Optionee's right to reemployment is determined either by statute or by contract. The employment relationship of an Optionee shall also be treated as continuing intact while the Optionee is not in active employment status because of disability. For purposes of the Plan, "disability" shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months. Determination of whether an Optionee has suffered a "disability" shall be made by the Committee and its determination shall be final and conclusive.

            (iii) If the employment of an Optionee is terminated because of disability, or if the Optionee dies while he is an employee or dies after the termination of his employment because of disability, the Option may be exercised only to the extent exercisable on the date of the Optionee's termination of employment or death while employed (the

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        "termination date"), except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of twelve months following the termination date; or (B) the close of the Option period. In the event of the Optionee's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

            (iv) If the employment of the Optionee is terminated for any reason other than disability, death or for "cause," the Option may be exercised to the extent exercisable on the date of such termination of employment, except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the date of such termination of employment. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of 90 days following the termination date; or (B) the close of the Option period. If the Optionee dies following such termination of employment and prior to the earlier of the dates specified in (A) or (B) of this subparagraph, the Optionee shall be treated as having died while employed under subparagraph (iii) immediately preceding (treating for this purpose the Optionee's date of termination of employment as the termination date). In the event of the Optionee's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

            (v) If the employment of the Optionee is terminated for "cause," the Option (whether or not vested) shall lapse and no longer be exercisable as of the effective time of his termination of employment, as determined by the Committee. For purposes of the Plan, the Optionee's termination shall be for "cause" if such termination results from the Optionee's (A) dishonesty; (B) refusal to perform his duties for the Company; (C) engaging in conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company; or (D) any action or failure to act constitutes a violation of the Company's standing corporate policies (as in effect from time to time) and/or a violation of the federal, state or local statutes or regulations. The determination of "cause" shall be made by the Committee and its determination shall be final and conclusive.

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            (vi)  Notwithstanding the foregoing, the Committee shall have authority, in its discretion, to extend the period during which an Option may be exercised; provided that, in the event that any such extension shall cause an Incentive Option to be designated as a Nonqualified Option, no such extension shall be made without the prior written request and consent of the Optionee.

        (e) An Option granted to an Optionee who was a consultant or advisor to the Company or a subsidiary at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of
Section 7(d) hereof) may be exercised only to the extent exercisable on the date of the Optionee's termination of service to the Company or a subsidiary (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (A) the close of the period of 90 days following the termination date; or (B) the close of the Option period. If the services of such an Optionee are terminated for cause, his Option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Committee. Notwithstanding the foregoing, the Committee may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date.

        (f) An Optionee or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option unless and until certificates for such shares are issued to such person or persons under the Plan.

     8. Change of Control

        (a) In the event of a "Change of Control", all Options which are not yet vested and exercisable shall become fully vested and exercisable as of the date of such Change of Control.

        (b) For purposes of the Plan, a "Change of Control" shall be deemed to have occurred on the earliest of the following dates:

            (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, thirty percent (30%) or more of the outstanding Common Shares of the Company. For the purposes hereof, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, any subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any

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        subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act;

            (ii) The date the shareholders of the Company approve a definitive agreement (A) to merge or consolidate the Company with or into another corporation, in which the Company is not the continuing or surviving corporation or pursuant to which any shares of Common Shares of the Company would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of all or substantially all the assets of the Company; or

            (iii) The date there shall have been a change in a majority of the Board of Directors of the Company within a twenty four-month period unless the nomination for election by the Company's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twenty four-month period.

     9. Nontransferability of Options and Shares

        (a) Incentive Options granted pursuant to the Plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession. Nonqualified Options granted pursuant to the Plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Committee in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). To the extent required by Section 16 of the Exchange Act, Common Shares acquired upon the exercise of an Option shall not, without the consent of the Committee, be transferable (including by pledge or hypothecation) until the expiration of six months after the date the Option was granted.

        (b) Unless a Registration Statement under the Securities Act is then in effect with respect to the Common Shares an Optionee receives upon exercise of an Option, an Optionee shall purchase the Common Shares he receives upon exercise of an Option for investment purposes only and not for resale or distribution and shall

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furnish the Company with a written statement to that effect when he exercises an
Option and a reference to such investment undertaking shall be placed on the certificate for the Common Shares.

     10. Dilution or Other Adjustments

     If there is any change in the outstanding Common Shares of the Company as a result of a merger, consolidation, reorganization, stock dividend, stock split distributable in shares, or other change in the capital stock structure of the Company, the Committee, as it deems necessary, shall make such adjustments to Options to reflect such change so as to prevent the diminution or enlargement of a participant's rights, including but not limited to, adjustments in the aggregate number of Common Shares reserved for issuance under the Plan, and adjustments in the Option price, provided that the number of Common Shares subject to an Option shall always be a whole number.

     11. Withholding Taxes

     A recipient of Common Shares pursuant to the exercise of an Option shall be required to pay to the Company, or make arrangements satisfactory to the Company, regarding the payment of, the amount of any foreign, federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of an Option.

     12. Stock Option Agreement

     The grant of any Option under the Plan shall be evidenced by the execution of an agreement (the "Stock Option Agreement") between the Company and the Optionee. The Stock Option Agreement shall set forth the date of grant of the Option, the Option price, the Option period, the designation of the Option as an Incentive Option or a Nonqualified Option, and the time or times when and the conditions upon the happening of which the Option shall become exercisable. The Stock Option Agreement shall also set forth the restrictions, if any, with respect to which the Common Shares to be purchased thereunder shall be subject, and such other terms and conditions as the Committee shall determine which are consistent with the provisions of the Plan and applicable law and regulations.

     13. Restrictions on Shares

     The Company may impose such restrictions on the Common Shares acquired upon exercise of Options granted under the Plan as it may deem advisable, including but not limited to, restrictions necessary to ensure compliance with the Securities Act, under the requirements of any applicable self-regulatory organization and under any blue sky or state securities laws applicable to such

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Common Shares.  The Company may cause a restrictive legend to be placed on any certificate issued pursuant to the exercise of an Option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel to the Company.

     14. Amendment or Termination

     The Plan may be amended or terminated at any time by action of the Board of Directors, provided, that:

        (a) Any amendment which would (i) materially increase the aggregate number of Common Shares which may be issued under the Plan (other than changes as described in Section 10 hereof), or (ii) materially change the requirements for eligibility to receive Options under the Plan, shall be made only with the approval of the shareholders of the Company.

        (b) No outstanding Option shall be amended or otherwise modified (i) without the consent of the Optionee if such amendment would adversely affect the Optionee's rights with respect to such Option; and (ii) if the Option is an Incentive Option, without the opinion of legal counsel to the Company that such amendment will not constitute a "modification" within the meaning of Section 424 of the Code if the Committee determines such an opinion is necessary.

     15. Rights of Participants

     Nothing in the Plan or any Option granted hereunder shall confer upon any participant or his executors, administrators or legal representatives any of the rights of a shareholder of the Company with respect to the Common Shares subject to an Option until certificates for such Common Shares have been issued by the Company to such person upon the exercise of such Option. Nothing in the Plan or an Option granted hereunder shall confer upon any participant any right to continued employment with the Company or interfere in any way with the right of the Company to terminate the employment of any participant at any time.

     16. Section 16(b) Compliance

     To the extent that participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of Plan transactions meeting the requirements of Rule 16b-3 or successor rules applicable to the Plan. No Option shall be

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exercisable prior to six months from the date of the granting of the Option under the Plan.

     17. Severability

     In the event any provision of the Plan shall be held invalid or illegal for any reason, the invalidity or legality shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the invalid or illegal provision had not been included.

     IN WITNESS WHEREOF, the 1998 Incentive Stock Option Plan is, by the authority of the Board of Directors of the Company, executed in behalf of the Company, on January 29, 1998.

                             AMERICAN SAFETY INSURANCE GROUP, LTD.

                             By: /s/ Frederick C. Treadway
                                -------------------------------------
                             Frederick C. Treadway,
                             Chairman of the Board of Directors

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